INTEREST EXPENSE, NET (Tables)	9 Months Ended
Sep. 30, 2020
INTEREST EXPENSE, NET
Interest Income and Interest Expense Disclosure

	For the nine months ended September 30
	2019	2020
	RMB	RMB
Interest expense	513,492,358	581,367,937
Less: Interest capitalization	(33,129,477)	(20,682,443)
Less: Interest income	(173,132,252)	(216,612,495)
Amortisation of bond issuance costs	525,000	—
Total	307,755,629	344,072,999